UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2016

R. R. DONNELLEY & SONS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4694	36-1004130
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 29, 2016, R. R. Donnelley & Sons Company (“RR Donnelley”) announced further details regarding the Board of Directors and management teams of RR Donnelley, LSC Communications, Inc. (“LSC”) and Donnelley Financial Solutions, Inc. (“Donnelley Financial”) to be effective upon the consummation of the previously announced spinoff transactions, which RR Donnelley expects to complete in October 2016.

R. R. Donnelley & Sons Company

The following individuals are expected to serve on the Board of Directors of RR Donnelley upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

John C. Pope (67) will be Chairman of the Board of Directors of RR Donnelley. Mr. Pope serves as Chairman of PFI Group, LLC, a private investment company and formerly served as Chairman of Waste Management, Inc., a waste collection and disposal firm, from November 2004 to December 2011. Prior to this, he was a Director of Wallace Computer Services, Inc. and its successor Moore Wallace Incorporated from 1996 until its acquisition by RR Donnelley in 2004. Mr. Pope also served as Chairman of MotivePower Industries, Inc., a manufacturer and remanufacturer of locomotives and locomotive components, from December 1995 to November 1999, President, Chief Operating Officer and a Director of UAL Corporation and United Air Lines, from May 1992 to July 1994 and in various positions since 1988. Mr. Pope has served on the boards of Con-way, Inc., Dollar Thrifty Automotive Group, Inc., Federal-Mogul Corporation, Navistar International Corporation and Kraft Foods, Inc. He has been a Director of RR Donnelley since 2004 and currently serves on the boards of The Kraft Heinz Company; Waste Management, Inc. and Talgo SA.

Susan M. Gianinno (67) will be a Director on the RR Donnelley Board of Directors. Ms. Gianinno has served as the Chairman of Publicis Worldwide, North America, an advertising agency network, since January 2014. Prior to this she was Chairman and Chief Executive Officer of Publicis USA, from 2003 to 2014, and a Harvard Advanced Leadership Initiative Fellow, from 2014 to 2015. Ms. Gianinno also served as President of BCom3 Group Inc., an advertising agency, until 2002; Chairman and President of D’Arcy Masius Benton & Bowles, Inc., an advertising agency, from 1998 to 2002, and various positions at J. Walter Thompson Company, BBDO Inc., Young & Rubicam, Inc. and DDB, advertising agencies, since 1973. Ms. Gianinno has served on the board of A.T. Cross, Inc., and has been a Director of RR Donnelley since 2013.

Jeffrey M. Katz (61) will be a Director on the RR Donnelley Board of Directors. Mr. Katz has served as Chief Executive Officer of Dihedral, LLC, an experience management platform for the travel industry, since July 2016. Prior to this he served as Chief Executive Officer of Wize Commerce Inc., a global leader in online monetization and traffic acquisition technologies, from March 2010 to May 2014; Chairman, President and Chief Executive Officer of LeapFrog Enterprises, Inc., a digital educational toys and games business, from 2009 to 2010, President and Chief Executive Officer, LeapFrog Enterprises, Inc., from 2006 to 2009 and non-executive director positions, from 2005 to 2006. Mr. Katz is the founding Chairman, President and Chief Executive Officer of Orbitz, Inc., a global online travel company, a position he held from 2000 to 2004; prior thereto, he held various positions at SwissAir Group, American Airlines, Inc. and Lawrence Livermore National Laboratory. Mr. Katz has served on the boards of Digital River, Northwest Airlines, LeapFrog Enterprises, Inc. and Orbitz, Inc. He has been a Director of RR Donnelley since 2013 and currently serves on the board of CA Technologies, Inc.

Daniel L. Knotts (52) will be Chief Executive Officer and a Director on the RR Donnelley Board of Directors. Mr. Knotts is currently Chief Operating Officer of RR Donnelley since January 2013. He served as Group President from February 2008 to December 2012; Chief Operating Officer, Global Print Solutions from February 2007 to January 2008. Prior to this, from 1986 until 2007, he served in various capacities with RR Donnelley, including group executive vice president, operations, publishing and retail services and president, catalog/retail/magazine solutions, RR Donnelley Print Solutions.

Timothy R. McLevish (61) will be a Director on the RR Donnelley Board of Directors. Mr. McLevish has served as Senior Advisor to Chief Executive Officer of Walgreens Boots Alliance, Inc., a retail drug store chain, since February 2015 and Executive Vice President and Chief Financial Officer from August 2014 to February 2015; Executive Vice President and Chief Financial Officer of Kraft Foods Group from October 2012 to December 2013, advisor to Chief Executive Officer of Kraft Foods from March 2011 to October 2012; Executive Vice President and Chief Financial Officer from October 2007 to February 2011; Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company Limited from March 2002 to October 2007; Vice President and Chief Financial Officer of Mead Corporation from December 1999 to February 2002; and prior to that finance and general management roles at the Mead Corporation from 1987 to 1999. Mr. McLevish has served on the boards of ConAgra Foods, Inc. and Kennametal Inc., and currently serves on the board of URS Corporation.

Jamie Moldafsky (55) will be a Director on the RR Donnelley Board of Directors. Ms. Moldafsky has served as Chief Marketing Officer of Wells Fargo & Company since 2011 and Executive Vice President, Sales, Marketing, Strategy & Home Equity from 2005 to 2011. Prior to this, she held various marketing, general management and leadership positions at several companies including Whirlpool Corporation, Charles Schwab Corporation, Applause Enterprises, Inc. and American Express Company.

P. Cody Phipps (54) will be a Director on the RR Donnelley Board of Directors. Mr. Phipps has served as President, Chief Executive Officer and Director of Owens & Minor, Inc., a medical equipment and supply wholesale company traded, since July 2015; President, Chief Executive Officer and Director of United Stationers Inc., a supplier of merchandise to businesses (n/k/a Essendant), from 2011 to 2015 and a variety of leadership positions since 2003. Previously, he was a Partner at McKinsey & Company, Inc. where he co-founded and led its service strategy and operations initiative, which focused on driving operational improvements in complex service and logistics environments. Mr. Phipps currently serves on the board of Owens & Minor, Inc. and previously served on the board of Con-way, Inc.

The following individuals are expected to serve as executive officers of RR Donnelley upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Daniel L. Knotts (52) will be Chief Executive Officer and a Director on the RR Donnelley Board of Directors. Mr. Knotts is currently Chief Operating Officer of RR Donnelley since January 2013. He served as Group President from February 2008 to December 2012; Chief Operating Officer, Global Print Solutions from February 2007 to January 2008. Prior to this, from 1986 until 2007, he served in various capacities with RR Donnelley, including group executive vice president, operations, publishing and retail services and president, catalog/retail/magazine solutions, RR Donnelley Print Solutions.

Thomas M. Carroll III (54) will be Chief Administrative Officer. Mr. Carroll has served as RR Donnelley’s Executive Vice President, Chief Human Resources Officer since 2007 and is the executive lead on the project management of the spinoff transactions. From 1995 to 2007, Mr. Carroll served in various capacities in management and human resources at RR Donnelley.

Jeffrey G. Gorski (41) will be Controller and Chief Accounting Officer. Mr. Gorski has served as RR Donnelley’s Senior Vice President, Controller since January 2013. From 2005 to 2012, Mr. Gorski served in various capacities in finance within RR Donnelley.

John Pecaric (54) will be the Executive Vice President of Global Markets. Prior to this, Mr. Pecaric served as Group President-International leading RR Donnelley’s businesses outside of the United States since 2014; Senior Vice President of Canada, Latin America, Book, and Office Products from 2012 to 2014; and various sales, marketing, business development, and operations positions dating back to 1985, other than 2002-2004 when he briefly left RR Donnelley.

Terry D. Peterson (52) will be the Executive Vice President and Chief Financial Officer. Prior to this, Mr. Peterson had served as Senior Vice President and Chief Financial Officer for Deluxe Corporation since 2009; Vice President, Investor Relations and Chief Accounting Officer at Deluxe from 2006 to 2009; Controller and Chief Accounting Officer at Deluxe Corporation from 2005 to 2006; and Director of Internal Audit at Deluxe Corporation from 2004 to 2005. Prior to Deluxe Corporation, Mr. Peterson held various finance and audit roles at Ecolab Inc., Provell Inc., Jostens Inc. and PriceWaterhouseCoopers LLP.

Deborah L. Steiner (45) will be General Counsel. Ms. Steiner has served as RR Donnelley’s Vice President, Associate General Counsel since April 2012 and as Counsel at the law firm of Latham & Watkins LLP from August 2005 until joining RR Donnelley. Prior to this she served as the First Deputy Inspector General and Chief Operating Officer in the Inspector General’s Office for the Illinois Governor from 2003 to 2005 and as an Assistant United States Attorney for the Northern District of Illinois from 1999 to 2003.

LSC Communications, Inc.

The following individuals are expected to serve on the Board of Directors of LSC upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Thomas J. Quinlan, III (53) will be Chairman of the Board of Directors and Chief Executive Officer of LSC. Mr. Quinlan has served as RR Donnelley’s President and Chief Executive Officer since April 2007. He served as Group President, Global Services from October 2006 to April 2007; Chief Financial Officer since April 2006. Prior to this, Mr. Quinlan served as Executive Vice President, Operations since February 2004.

Judith H. Hamilton (72) will be Lead Director of the LSC Board of Directors. Ms. Hamilton is the former President and Chief Executive Officer of Classroom Connect Inc., a provider of materials integrating the Internet into the education process. She also served as President and Chief Executive Officer of FirstFloor Software, an Internet software publisher, and as Chief Executive Officer of Dataquest, a market research firm for technology. Ms. Hamilton has served on many public and private company boards including Novell, Inc. and Software.com. Ms. Hamilton has been a Director of RR Donnelley since 1995 and currently serves as the Chair of the Board’s Governance, Responsibility & Technology Committee.

M. Shan Atkins (59) will be a Director on the LSC Board of Directors. Ms. Atkins is the co-founder and Managing Director of Chetrum Capital LLC, a private investment firm. Prior to founding Chetrum, she spent most of her executive career in the consumer/retail sector, including various positions with Sears, Roebuck & Company, a North American retailer, from 1996 to 2001 and with Bain & Company, an international management consultancy, as a leader in the consumer and retail practice from 1982 to 1996. Ms. Atkins has served on the boards of The Pep Boys: Manny, Moe & Jack, Tim Hortons Inc., Shopes Drug Mart Corporation, and Chapters, Inc., and currently serves on the boards of Darden Restaurants, Inc., SpartanNash Company and SunOpta Inc.

Margaret A. Breya (55) will be a Director on the LSC Board of Directors. Ms. Breya has served as Chief Marketing Officer of Ionic Security Inc. since January 2016. Prior to this she was Chief Marketing Officer and Executive Vice President of Market Development at Informatica Corporation, a leading independent provider of enterprise data integration and data quality software and services, from December 2012 to August 2015; held various positions of increasing responsibility in operations and marketing at Hewlett-Packard Company, a global provider of products, technologies, software, solutions and services, from 2010 to 2012; and held various positions of increasing responsibility at SAP AG, an enterprise software company, from 2006 to 2010. Ms. Breya has served on the board of Document Services Corporation, and currently serves on the board of Jive Software, Inc.

Francis J. Jules (59) will be a Director on the LSC Board of Directors. Mr. Jules has served as President of Global Business for AT&T Corporation since 2012. He served as AT&T Corporation‘s Executive Vice President, Global Enterprise Solutions sales team from 2010 to 2012; President and Chief Executive Officer, Advertising Solutions from 2007 to 2010 and Senior Vice President, Network Integration from 2005 to 2007. Prior to this, he served as President, Global Markets (East) for SBC Communications from 2003 to 2005. Mr. Jules has served on the board of Modus Link Global Solutions.

Thomas F. O’Toole (59) will be a Director on the LSC Board of Directors. Mr. O’Toole has served as Senior Vice President, Chief Marketing Officer of United Airlines and President of MileagePlus for United Continental Holdings, Inc., a global air carrier, since 2015. Prior to this, he served as Senior Vice President, Marketing and Loyalty and President, MileagePlus from 2012 to 2015; Chief Operating Officer, Mileage Plus Holdings, LLC from 2010 to 2012; and Senior Vice President and Chief Marketing Officer in 2010. He served as an advisor with Diamond Management & Technology Consultants, a management and technology consulting firm, from 2009 to 2010. Mr. O’Toole served in positions of increasing responsibility at Hyatt Hotels Corporation from 1995 to 2008, including Chief Marketing Officer and Chief Information Officer. Mr. O’Toole currently serves on the boards of Alliant Energy Corporation, Wisconsin Power and Light Company and Interstate Power and Light Company, and previously served on the board of Pegasus Solutions Inc.

Richard K. Palmer (49) will be a Director on the LSC Board of Directors. Mr. Palmer has served as Chief Financial Officer, Senior Vice President and a member of Group Executive Council of Fiat Chrysler Automobiles N.V. (FCA), an international group that designs, produces and sells passenger cars and commercial vehicles, since 2011 and Chief Financial Officer of FCA US LLC, a vehicle manufacturer that is part of a global alliance with FCA, since 2009. Previously he served as Chief Financial Officer of Fiat Group Automobiles S.p.A. from 2006 to 2009; Chief Financial Officer of Iveco S.p.A. from 2005 to 2007 and Chief Financial Officer, Comau S.p.A., from 2003 to 2005. Prior to this, Mr. Palmer held various positions at General Electric Company, United Technologies Corporation and Price Waterhouse since 1988. Mr. Palmer has been a Director of RR Donnelley since 2013 and formerly served on the board of FCA US LLC.

Douglas W. Stotlar (56) will be a Director on the LSC Board of Directors. Mr. Stotlar served as President and Chief Executive Officer of Con-Way, Inc., a transportation and logistics company, from April 2005 to October 2015. Prior to this he served in various positions of increasing responsibility at Con-Way, Inc. since 1985. Mr. Stotlar was a Director of URS Corporation and Con-way Inc. and also currently serves on the boards of AECOM and the Federal Reserve Bank of Chicago, Detroit Branch.

Shivan S. Subramaniam (67) will be a Director on the LSC Board of Directors. Mr. Subramaniam has been the Chairman of FM Global Inc., a property and casualty insurance company, since 2002. He previously served as Chief Executive Officer from 1999 to 2014 and President and Chief Executive Officer from 1999 to 2002. He also served in various finance positions of increasing responsibility at Allendale Insurance Company from 1974 to 1999, including as Chairman and Chief Executive Officer from 1992 to 1999. Mr. Subramaniam currently serves on the board of Citizens Financial Group, Inc.

The following individuals are expected to serve as executive officers of LSC upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Thomas J. Quinlan, III (53) will be Chairman of the Board of Directors and Chief Executive Officer of LSC. Mr. Quinlan has served as RR Donnelley’s President and Chief Executive Officer since April 2007. He served as Group President, Global Services from October 2006 to April 2007; Chief Financial Officer since April 2006. Prior to this, Mr. Quinlan served as Executive Vice President, Operations since February 2004.

Suzanne S. Bettman (52) will be Chief Administrative Officer and General Counsel. Ms. Bettman has served as RR Donnelley’s Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer since January 2007. She served previously as Senior Vice President, General Counsel since March 2004.

Andrew B. Coxhead (48) will be Chief Financial Officer. Mr. Coxhead has served as RR Donnelley’s Senior Vice President and Chief Accounting Officer since October 2007, and Corporate Controller from October 2007 to January 2013. Prior to this, he served as Vice President, Assistant Controller since September 2006. From 1995 until 2006, Mr. Coxhead served in various capacities with RR Donnelley in financial planning, accounting, manufacturing management, operational finance and mergers and acquisitions.

Kent A. Hansen (45) will be Chief Accounting Officer and Controller. Since 2015, Mr. Hansen has been Vice President, Assistant Controller, of Baxalta, Incorporated, a biopharmaceutical company. From 2006 to 2015, Mr. Hansen served in various finance and accounting roles with Scientific Games Corporation (formerly WMS Industries, Inc.), including Director of Accounting and SEC Reporting, Assistant Controller, and Group Chief Financial Officer. Mr. Hansen’s previous experience included roles in accounting and financial reporting at Accenture and as an auditor at Ernst and Young LLP.

Richard T. Lane (59) will be Chief Strategy and Supply Chain Officer. Mr. Lane has served as RR Donnelley’s Executive Vice President of Global Business Solutions and is responsible for Product and Materials sourcing, Customer Service and Global Print Management Sales and Operations. From 1989 to 1997 and since 2005, Mr. Lane served in various capacities within RR Donnelley in sales, strategy and operations and from 1997 to 2005, with other companies in strategic sales and operations roles.

Donnelley Financial Solutions, Inc.

The following individuals are expected to serve on the Board of Directors of Donnelley Financial upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Richard L. Crandall (73) will be Chairman of the Donnelley Financial Board of Directors. Mr. Crandall is the founder and Chairman of Enterprise Software Roundtable, a Chief Executive Officer roundtable for the software industry, and as a founding Managing Director of Arbor Partners, a technology venture capital firm. Mr. Crandall has also been a technology advisor to the U.S. Chamber of Commerce and a founder of Comshare, Inc., a decision support software company, where he served as Chief Executive Officer for 24 years and Chairman for three years. Mr. Crandall has been involved in leadership roles, including having served as Chairman of Giga Information Group, a technology advisory firm, and Novell. He currently serves on the boards of Diebold, Inc., Pelstar LLC and several tech ventures. Mr. Crandall has been a Director of RR Donnelley since 2012 and currently serves on RR Donnelley’s Governance, Responsibility & Technology Committee.

Luis A. Aguilar (62) will be a Director on the Donnelley Financial Board of Directors. Mr. Aguilar is a Principal in Falcon Cyber Investments, an investment fund exclusively focused on cyber security investment, and a former Commissioner at the U.S. Securities and Exchange Commission (“SEC”), serving from July 2008 to December 2015. Prior to that he was a Partner specializing in corporate and securities law matters at McKenna Long & Aldridge, LLP, an international law firm, from 2005 to 2008 and Alston & Bird, LLP, a law firm, from 2003 to 2004. Prior thereto, Mr. Aguilar held various positions including General Counsel, Head of Compliance and Corporate Secretary at Invesco Ltd., a global asset management firm. He currently serves as a Director of Envestnet, Inc., and Chairman of the board of Consequent Capital Management, LLC.

Nanci E. Caldwell (58) will be a Director on the Donnelley Financial Board of Directors. Ms. Caldwell is the former Executive Vice President and Chief Marketing Officer of PeopleSoft, Inc. (acquired by Oracle Corporation in 2005) from 2002 to 2005 and Senior Vice President and Chief Marketing Officer from 2001 to 2002. Prior to this she served in various positions of increasing responsibility at Hewlett-Packard Company and Xerox Corporation. Ms. Caldwell served on the boards of Tibco Software, Inc., JDA Software Group, Inc., Deltek, Inc., Hyperion Solutions Corporation, Sophos, plc and Network General, Inc., and also currently serves on the boards of Canadian Imperial Bank of Commerce, Citrix Systems and Equinix, Inc.

Charles D. Drucker (53) will be a Director on the Donnelley Financial Board of Directors. Mr. Drucker has served as President, Chief Executive Officer and Director of Vantiv, Inc., a provider of payment processing services and related technology solutions, since 2009. Prior to this, he was President and Chief Executive Officer of Vantiv Holding LLC (part of Fifth Third Bancorp until it was spun off in 2009); Head, Investment Advisors Division, Fifth Third Investment Advisors, Inc. from 2006 to 2009 and President, Fifth Third Processing Solutions from 2004 to 2006. Mr. Drucker currently serves on the board of Vantiv, Inc.

Gary G. Greenfield (61) will be a Director on the Donnelley Financial Board of Directors. Mr. Greenfield has been a Partner at Court Square Capital Partners, a private equity company, since 2013. He served as President and Chief Executive Officer of Avid Technology, Inc., a digital media and entertainment company, from 2007 to 2013; President and Chief Executive Officer of GXS, Inc. from 2003 to 2007, and in various leadership positions in various technology related companies. Mr. Greenfield served on the boards of Epocrates Inc., Hyperion Solutions Corporation, Vocus Inc., Novell Inc. and Mobius Management Systems Inc., and currently serves on the board of Diebold Incorporated.

Daniel N. Leib (50) will be Chief Executive Officer and a Director on the Donnelley Financial Board of Directors. Mr. Leib has served as RR Donnelley’s Executive Vice President and Chief Financial Officer since May 2011. He served as Group Chief Financial Officer and Senior Vice President, Mergers and Acquisitions since August 2009 and Treasurer from June 2008 to February 2010. Mr. Leib served as RR Donnelley’s Senior Vice President, Treasurer, Mergers and Acquisitions and investor relations since July 2007. Prior to this, from May 2004 to 2007, Mr. Leib served in various capacities in financial management, corporate strategy and investor relations.

Lois M. Martin (53) will be a Director on the Donnelley Financial Board of Directors. Ms. Martin has served as Executive Vice President and Chief Financial Officer of Ceridian Corporation, a private human resource software development company, since 2012. Prior to this, she was Senior Vice President and Chief Financial Officer of Capella Education Company from 2004 to 2011 and Deluxe Corporation from 1993 to 2001. Ms. Martin served on the boards of ADC Telecommunications Inc. and MTS Systems Corporation.

Oliver R. Sockwell (73) will be a Director on the Donnelley Financial Board of Directors. Mr. Sockwell is the former President and Chief Executive Officer of Construction Loan Insurance Corporation (Connie Lee) and its subsidiary, Connie Lee Insurance Company, financial guarantee insurance companies, serving from 1987 to 1997. Previously, he was Executive Vice President, Finance at SLM Corporation (Sallie Mae); from 1998 to 2003 Executive-in-Residence at Columbia Business School. Mr. Sockwell has been a Director of RR Donnelley since 1997 and formerly served on the boards of Liz Claiborne, Inc. and Wilmington Trust Corporation.

The following individuals are expected to serve as executive officers of Donnelley Financial upon consummation of the spinoff transactions (ages set forth are as of the expected consummation of the spinoff transactions):

Daniel N. Leib (50) will be Chief Executive Officer and a Director on the Donnelley Financial Board of Directors. Mr. Leib has served as RR Donnelley’s Executive Vice President and Chief Financial Officer since May 2011. He served as Group Chief Financial Officer and Senior Vice President, Mergers and Acquisitions since August 2009 and Treasurer from June 2008 to February 2010. Mr. Leib served as RR Donnelley’s Senior Vice President, Treasurer, Mergers and Acquisitions and investor relations since July 2007. Prior to this, from May 2004 to 2007, Mr. Leib served in various capacities in financial management, corporate strategy and investor relations.

David A. Gardella (46) will be Chief Financial Officer. Mr. Gardella has served as RR Donnelley’s Senior Vice President,

Investor Relations & Mergers and Acquisitions since 2011. He served as Vice President, Investor Relations from 2009 to 2011 and as Vice President, Corporate Finance from 2008 to 2009. From 1992 to 2004 and then from 2005 to 2008, Mr. Gardella served in various capacities in financial management and financial planning & analysis.

Thomas F. Juhase (56) will be Chief Operating Officer. Mr. Juhase has served as RR Donnelley’s President, Financial, Global Outsourcing and Document Solutions since 2010. He served as President, Financial and Global Outsourcing from 2007 to 2010 and as President, Global Capital Markets, Financial Print Solutions from 2004 to 2007. From 1991 to 2004, Mr. Juhase served in various capacities in sales and operations in the US and internationally at RR Donnelley.

Jennifer B. Reiners (50) will be General Counsel. Ms. Reiners has served as RR Donnelley’s Senior Vice President, Deputy General Counsel since 2008 and as Vice President, Deputy General Counsel from 2005 to 2008. From 1997 to 2008, she served in various capacities in the legal department of RR Donnelley.

Kami S. Turner (41) will be Controller and Chief Accounting Officer. Ms. Turner has served as RR Donnelley’s Assistant Controller since 2012 and from December 2008 to 2012 served in various capacities in finance at RR Donnelley.

Until the spinoff transactions are complete, the current Board of Directors and management team of RR Donnelley will remain in place. The spinoff transactions are subject to certain conditions, including, among others, obtaining final approval from the Board of Directors of RR Donnelley, receipt of a favorable opinion with respect to the tax-free nature of the transactions for U.S. federal income tax purposes and the effectiveness of the Form 10 filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: August 29, 2016	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer